UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 1, 2010
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA	92649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(714) 889-2200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 1, 2010, the Board of Directors (the “Board”) of Quiksilver, Inc. (the “Company”) amended and restated the Bylaws of the Company (the “Bylaws”), effective immediately. The amendments to the Bylaws (i) provide that stockholder proposals and nominations of persons for election to the Board of Directors must generally be submitted not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting, (ii) reflect developments in the General Corporation Law of the State of Delaware (the “General Corporation Law”), and (iii) include provisions commonly found in the bylaws of public corporations. Among other things, the substantive amendments to the Bylaws include those summarized below. This summary does not purport to be complete as to all of the changes or, with respect to any given change, as to all aspects of such change. The summary is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Article I, Section 1. Offices
•	Amended to eliminate the requirement that the Company’s registered office be in Dover, Delaware.
Article II, Section 1. Meetings of Stockholders
•	Amended to provide that stockholder meetings may take place by means of remote communication.
Article II, Section 5. Proxies
•	Amended to allow the use of stockholder proxies not in writing (e.g., electronic transmissions) and to eliminate the requirement that proxies be delivered to the Secretary at the beginning of the stockholder meeting.
Article II, Section 6. Calling Special Meetings of Stockholders
•	Amended to provide that the Chief Executive Officer may call a special meeting of stockholders.
Article II, Section 7. Notice of Stockholder Meeting
•	Amended to permit notices of stockholder meetings to be delivered by means other than written notice (e.g., electronic transmission).
Article II, Section 8. Notice of Stockholder Business and Nominations
•	Amended to provide that stockholders must generally provide notice of a proposal or nomination of a person for election to the Board at any annual meeting not earlier than the 120th day, and not later than the 90th day, prior to the anniversary of the preceding year’s annual meeting. If the annual meeting is held more than 30 days before or 70 days after such anniversary date, notice must be delivered not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which the Company first makes public announcement of the date of the meeting. For director nominations to be properly brought before a special meeting of stockholders at which directors are to be elected, a stockholder must give notice thereof not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.
•	Amended to clarify that a stockholder’s submission of a proposal or nomination in accordance with the requirements of the advance notice bylaw will be the exclusive means by which a stockholder may present a proposal or nomination, other than business matters that are properly brought under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) or nominations that are properly brought under Rule 14a-11 of the Exchange Act and included in the Company’s notice of meeting.
•	Amended to require stockholders seeking to submit a nomination or proposal for consideration at a meeting of stockholders to provide additional detailed information with respect to their record and beneficial ownership of the Company’s stock, as well as information regarding the nominees or other business the stockholder proposes to bring before a meeting of the stockholders.
•	Amended to add a requirement that a stockholder or qualified representative appear at the annual or special meeting of stockholders to present any nomination or business proposal made by such stockholder.
Article II, Section 9. Stock Ledger
•	Amended to reflect changes in the General Corporation Law, which require the Company to make available the stockholder list during the 10-day period prior to a stockholder meeting at the Company’s principal place of business or on an electronic network.
Article II, Sections 12 and 13. Conduct of Meetings; Organization
•	Added Sections 12 and 13 to provide conduct of business and organization provisions to govern meetings of the stockholders.
Article III, Section 1. Number of Directors; Removal; Resignation
•	Revised to clarify the vote required to remove directors as set forth in Section 121(k) of the General Corporation Law.
Article III, Section 2. Vacancies
•	Amended to provide that vacancies and newly-created directorships may only be filled by the Board.

Article III, Section 6. Special Meetings of the Board
•	Amended to provide that a special meeting of the Board may be called on 24 hours notice to each director.
•	Amended to provide that the Chief Executive Officer may call a special meeting of the Board.
Article III, Section 7. Quorum
•	Amended to provide that a majority of the directors then serving shall constitute a quorum for meetings of the Board.
Article III, Sections 11 and 12. Committees of the Board
•	Amended to allow the Board to create Board committees by the vote of a majority of directors present at a meeting at which a quorum is present.
Article III, Section 14. Indemnification
•	Amended to provide for indemnification and advancement of expenses in a manner that largely tracks the provisions of Section 145 of the General Corporation Law.
•	Amended to eliminate mandatory indemnification for employees and agents of the Company.
•	Amended to provide that the Company is only required to indemnify officers and directors in connection with a proceeding commenced by such officers and directors if such proceeding was authorized by the Board.
•	Amended to add a provision that to the extent a person who was or is serving at the request of the Company as a director, officer, employee or agent of another entity may collect indemnification or advancement of expenses from such other entity, the Company’s obligation to indemnify or advance expenses to that person will be reduced by any such amount.
Article IV, Section 1. Officers
•	Amended to clarify that the Company shall have a Chief Executive Officer.
Article IV, Section 3. Subordinate Officers
•	Amended to provide that the Chief Executive Officer, in addition to the Board, may appoint officers of the Company.

Article IV, Section 5. Chairman of the Board
•	Amended to distinguish between the positions of Chairman of the Board and the Chief Executive Officer and provide that the Chairman of the Board shall not be deemed an officer of the Company.
•	Amended to clarify that the Chairman of the Board shall preside at all meetings of the Board and stockholders and will exercise and perform such powers and the duties as are assigned to him or her by the Board or in the Bylaws.
Article IV, Section 6. Chief Executive Officer
•	Amended to outline the role, duties and powers of the Chief Executive Officer.
Article V, Section 6. Record Date
•	Amended to allow the Board to fix one date as the record date to determine the stockholders entitled to receive notice of a stockholder meeting and to fix another later date on or before the date of the meeting as the record date to determine the stockholders entitled to vote at the meeting, as permitted by recent amendments to the General Corporation Law.
Article VI, Section 5. Notices
•	Amended to enable the Company, under certain circumstances, to provide one copy of any notice to all stockholders of record who share an address and to facilitate the delivery of notices to stockholders by electronic transmission.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Exhibit Title or Description
3.1	Amended and Restated Bylaws
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2010	Quiksilver, Inc. (Registrant)
	By:	/s/ Joseph Scirocco
Joseph Scirocco
Chief Financial Officer and Chief Operating Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
3.1	Amended and Restated Bylaws